Exhibit 99.1

Worthington Energy Reports on Annual Shareholders Meeting

Press Release: Monday, October 15, 2012

SAN FRANCISCO, Oct. 15, 2012 /PRNewswire/ -- Worthington Energy, Inc. (OTC Bulletin Board: WGAS) (WGAS) ("Worthington" or the "Company"), an energy company engaged in the acquisition, exploration, development and drilling of oil and natural gas properties, reports a successful conclusion for its shareholder’s meeting held last week in New York City.

On October 12, 2012, the Company held its annual meeting of stockholders, at which two proposals were approved. First, the Company’s stockholders elected five individuals to the Board of Directors. Additionally, the Company’s stockholders ratified the appointment of Hansen, Barnett & Maxwell, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

“Another positive development to come out of the shareholders meeting was the decision not to increase the total authorized shares,” stated Worthington Energy, Inc. President & CEO, Mr. Tony Mason, “as we determined that it was not in the best interest of the Company.” More information about the Shareholders meeting will be included in the Company’s Form 8-K, which will be filed with the Securities and Exchange Commission on October 15, 2012. “With the meeting now behind us, we are eager to return our full focus to our I-1 Well production and increasing our shareholder’s value.”

About Worthington
Worthington engages in the acquisition, exploration, development and drilling of oil and natural gas properties. Worthington is an energy turnaround company whose strategy is to acquire cash flow producing properties with proved and probable reserves, develop the fields by reworking existing wells and drilling new wells. Worthington was founded in 2004 and is based in San Francisco, CA. More information can be found on Worthington Energy, Inc. by visiting the Company's website at www.wenergyinc.com.

Safe Harbor
Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company's annual report on Form 10-K and the Company's other filings with the Securities and Exchange Commission. Factors that could cause differences include, but are not limited to, history of losses; speculative nature of oil and natural gas exploration, particularly in the Mustang Island and Vermillion 179 formations on which the Company is focused; substantial capital requirements and ability to access additional capital; ability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; ability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company's oil and natural gas interests; ability to manage growth in the Company's business; ability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; ability to market and distribute oil and natural gas produced; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; uninsured or underinsured risks; and material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Contact
Surety Financial Group, LLC
410-833-0078

Source: Worthington Energy, Inc.